Assets Held For Sale	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Assets held for sale	Assets held for sale
2024
On May 8, 2024, CN entered into an agreement to transfer the ownership and related risks and obligations of a road, rail, and pedestrian bridge known as the Quebec Bridge located in Quebec, Canada, to the Government of Canada for a nominal amount. At that time, CN met the criteria for classification of the related track and roadway assets as assets held for sale and accordingly recorded a loss of $78 million ($58 million after-tax) to adjust the carrying value to the nominal selling price. On November 12, 2024, the transaction was completed and the resulting difference between the carrying value and what was estimated was insignificant. CN also recognized an operating lease right-of-use asset and a related liability of $124 million for the retained requisite rights to occupy and operate the portion of the bridge where the rail infrastructure is located and will pay an annual occupancy fee over a term that also includes a noncancellable period.

2022
In the first quarter of 2022, the Company received proceeds of $273 million from a short line operator for the sale of non-core lines in Wisconsin, Michigan and Ontario representing 900 miles of track and roadway assets that were previously classified as assets held for sale. The resulting difference between the net selling price and the estimated carrying value was insignificant.